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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 12, 2002


                              KRAMONT REALTY TRUST
                              --------------------
             (Exact name of Registrant as specified in its charter)


         Maryland                      1-15923                   25-6703702
         --------                      -------                   ----------
(State of Incorporation)       (Commission File Number)       (I.R.S. Employer
                                                            Identification No.)



      580  West Germantown Pike, Plymouth Meeting, PA               19462
      -----------------------------------------------               -----
         (Address of principal executive offices)                 Zip Code)


       Registrant's telephone number, including area code: (610) 825-7100
                                                           -------------



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ITEM 7.  Financial Statements and Exhibits.

(c)      Exhibits

         EXHIBIT NO.      DOCUMENT
         -----------      --------
            99.1          Certification by Chief Executive Officer of Kramont
                          Realty Trust pursuant to Sarbanes-Oxley Act of 2002.

            99.2 Certification by Chief Financial Officer of Kramont Realty Trust pursuant to Sarbanes-Oxley Act of 2002.


ITEM 9.  Regulation FD Disclosure.

         Kramont Realty Trust is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibits 99.1 and 99.2 to this report. Exhibit 99.1 and 99.2 consist of copies of the certifications required by Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied the Quarterly Report on Form 10-Q filed by the registrant on August 12, 2002.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      KRAMONT REALTY TRUST
                                      -------------------------------------
                                                   (Registrant)

                                      /s/ Louis P. Meshon, Sr.
August 12, 2002                       -------------------------------------
                                      Louis P. Meshon Sr., President


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